Exhibit 32

CERTIFICATION PURSUANT TO RULE 13a-14(b)

AND 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The First of Long Island Corporation (“Corporation”) on Form 10-K for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on March 12, 2025, (“Report”), we, Christopher Becker, President and Chief Executive Officer of the Corporation and Janet T. Verneuille, Senior Executive Vice President, Chief Financial Officer and Treasurer of the Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: March 12, 2025

By /s/ CHRISTOPHER BECKER
CHRISTOPHER BECKER
PRESIDENT & CHIEF EXECUTIVE OFFICER
(principal executive officer)

By /s/ JANET T. VERNEUILLE
JANET T. VERNEUILLE
SENIOR EXECUTIVE VICE PRESIDENT,
CHIEF FINANCIAL OFFICER & TREASURER
(principal financial officer)